                                                                    EXHIBIT 99.1


WESTERN DIGITAL

INVESTOR PRESENTATION
JANUARY 31, 2001 - FEBRUARY 2, 2001

                                                                 Matt Massengill
                                                                 President & CEO

                                                                      Terry Hopp
                                                     Senior Vice President & CFO

THIS PRESENTATION, AND THE ANSWERS TO YOUR QUESTIONS, WILL CONTAIN FORWARD-LOOKING STATEMENTS, INCLUDING STATEMENTS RELATING TO; THE COMPANY'S VISION AND STRATEGY; NEW BUSINESS OPPORTUNITIES; EXPECTED GROWTH IN THE HDD INDUSTRY FINANCIAL TARGETS AND BUSINESS OBJECTIVES; EXPECTED FUTURE FINANCIAL RESULTS; AND THE COMPANY'S FUTURE BUSINESS MODEL. THE FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT MANAGEMENT EXPECTATIONS, AND ACTUAL RESULTS MAY DIFFER MATERIALLY AS A RESULT OF SEVERAL FACTORS, INCLUDING: PRICING TRENDS AND OTHER COMPETITIVE FACTORS; SUCCESSFUL PRODUCT DEVELOPMENT BY CONNEX AND MARKET ACCEPTANCE OF ITS PRODUCTS; THE PACE OF GROWTH OF THE HOME ENTERTAINMENT PRODUCTS INCORPORATING HARD DRIVES; SUCCESS IN OBTAINING EXTERNAL FINANCING FOR THE COMPANY'S NEW BUSINESS VENTURES; OVERALL SUPPLY AND CUSTOMER DEMAND IN THE HARD DRIVE INDUSTRY; SUCCESS IN THE COMPANY'S PRODUCT DEVELOPMENT PROGRAMS; CHANGES IN PRODUCT AND CUSTOMER MIX; AVAILABILITY OF PRODUCT COMPONENTS; AND OTHER FACTORS LISTED IN THE COMPANY'S RECENT SEC FILINGS. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF.

                                                          [WESTERN DIGITAL LOGO]

AGENDA

-   THE NEW WD

-   STRATEGY

-   PC & HDD MARKET OUTLOOK, INDUSTRY STRUCTURE

-   WD HDS PERFORMANCE

-   Q2 HIGHLIGHTS & FINANCIALS



                                                          [WESTERN DIGITAL LOGO]

THE NEW WD

[X] NEW MANAGEMENT TEAM

[X] NEW FOCUS AND COMMITMENT

[X] NEW BOARD

[X] NEW HEADQUARTERS

[X] NEW MANUFACTURING STRATEGY


                                                          [WESTERN DIGITAL LOGO]

WD MANAGEMENT TEAM

                               Matt E. Massengill
                                   President &
                             Chief Executive Officer

                 Arif Shakeel                     Teresa A. Hopp
             Executive V.P. & G.M.               Senior V.P., and
             Hard Drive Solutions             Chief Financial Officer

              W. Michael Williams              Charles W. Frank, Jr.
                   President                        V.P., R & D
                    Connex                    Chief Technical Officer

                   Jeff Erle                   Michael A. Cornelius
                   President                V.P., Law & Administration,
                   SageTree                          Secretary

               Russell M. Krapf                   David C. Fetah
                   President                   V.P., Human Resources
              Keen Personal Media


                                                          [WESTERN DIGITAL LOGO]

BOARD OF DIRECTORS

                                Thomas E. Pardun
                                    Chairman,
                           Western Digital Corporation
                           Chairman and CEO, edge2net

       Matthew E. Massengill (*)                  Henry T. DeNero (*)
           President and CEO,                  Former Chairman and CEO,
       Western Digital Corporation                  HomeSpace, Inc.

                                                  Roger H. Moore (*)
            Peter D. Behrendt                     President and CEO,
        Former Chairman and CEO,                    Illuminet, Inc.
           Exabyte Corporation

               I.M. Booth                        Kathleen A. Cote (*)
        Former Chairman and CEO,             President, Seagrass Partners
          Polaroid Corporation                 Former President and CEO,
                                                    Computervision

                             (*) New since Jan. 2000


                                                          [WESTERN DIGITAL LOGO]

THE NEW WD: BACKBONE OF THE DIGITAL UNIVERSE

                                  [FLOWCHART]

        HELPING PEOPLE COLLECT, BUILD AND MANAGE THEIR DIGITAL UNIVERSE.



                                                          [WESTERN DIGITAL LOGO]

WD CORPORATE STRATEGY

- DEVELOP PRODUCTS UTILIZING CORE IP TO STORE, MANAGE AND COMMUNICATE DIGITAL CONTENT

-   BUILD ON AND GROW POSITION AS ONE OF 3 MAJOR DESKTOP PC HDD SUPPLIERS

- LEVERAGE EXPERTISE TO GROW NON-TRADITIONAL IDE HDD BUSINESS IN EVOLVING CONSUMER AND COMMERCIAL MARKETS

- DEVELOP NEW HIGH-MARGIN BUSINESSES IN NAS/SAN, BROADBAND MEDIA, SOFTWARE ANALYTICS



                                                          [WESTERN DIGITAL LOGO]

NEW VENTURE FOCUS



Personal            Web &               SAN
Storage             Networked           Management
[IMAGE]             Storage             [IMAGE]
                    [IMAGE]


        Supply Chain          Home
        Intelligence          Entertainment
        [IMAGE]               [IMAGE]


                                                          [Western Digital Logo]

NEW VENTURE MILESTONES

                                                                       [5 LOGOS]

-   SAGETREE INVESTMENT FROM AND PARTNERSHIP WITH NCR

-   CONNEX RECENT NAS APPLIANCE DEAL WITH MAJOR PC OEM

-   KEEN PERSONAL MEDIA PARTNERSHIP WITH SCIENTIFIC ATLANTA, RECENT BRIDGE
    FINANCING


[SageTree Logo]               [NCR Logo]


[Connex Logo]


[Keen Personal Media Logo]         [Scientific Atlanta Logo]


                                                          [Western Digital Logo]

CONTINUED HIGH-GROWTH AHEAD FOR THE HDD INDUSTRY


                                     [GRAPH]


               1998          1999          2000          2001          2002         2003          2004
             -------       -------       -------       -------       -------       -------       -------
PC            142.14       172.196       200.395       232.443        264.92       296.622       331.544
Non-PC         1.508          1.63         2.896         6.319        14.142         25.08         41.68

Traditional - Includes desktop, notebook, workstation, server & multi-user systems

Non-Traditional - Includes home entertainment, gaming consoles, etc.

Source: Dataquest


[Western Digital Logo]

CURRENT PC MARKET TRENDS

-   Worldwide market still growing, despite slower US and Europe

-   Certain OEMS' sluggishness masks still decent US growth

-   White box manufacturers remain significant players

-   PC remains best computing and web experience device


                                                          [Western Digital Logo]

Worldwide Q4 Desktop PC Shipments Increased
6.3% to 28.7M Year-to-Year

                   [GRAPH]
               Q4 '99        Q4 '00
               ------        ------
US Total        9905          9623
Europe          7578          7463
Japan           1689          1900
Asia            3499          4666
ROW             4320          5040

Source:  IDC Preliminary CYQ4 '00 Results


                                                          [Western Digital Logo]

Markets Beyond the U.S. & Europe Are Showing Good Growth
Q4'00 % Year-to-Year Growth Rates

                         [GRAPH]

                % Y-to-Y Growth
                ---------------
Japan All            12.5
Japan Other          42.2
A/P All              20.2
A/P Other            33.4
ROW All               9.8
ROW Other            16.7

Note: "Other" indicates all desktop shipments beyond top 10 OEMs

Source: IDC Preliminary CYQ4 '00 Results

                                                          [WESTERN DIGITAL LOGO]

U.S. Downturn? Look Again...
CYQ4 '99 to Q4 '00 Top 10 Growth Rates

                         [GRAPH]

          All     Excluding Apple & eMachines
         -----    ---------------------------
         -0.5%              8.9%

Source: IDC Preliminary CYQ4 '00 Results

                                                          [WESTERN DIGITAL LOGO]

Consolidation in the HDD Industry Creates
An Opportunity For Industry to Control Its Destiny

-       Seagate private                     [SEAGATE LOGO]

-       Maxtor/Quantum merger               [QUANTUM LOGO]

-       Consolidation means share           [MAXTOR LOGO]
        opportunity and greater supplier
        value for WD

-       Industry poised for emerging        [WESTERN DIGITAL LOGO]
        consumer growth markets

                                                          [WESTERN DIGITAL LOGO]

WD HDS January 2000 Objectives

[X]     Reduce cost structure through opex focus and manufacturing efficiencies

[X]     Regain time-to-market, time-to-volume and time-to-quality leadership

[X]     Sharpen flexibility in dealing with customers' changing requirements

[X] Improve desktop HDD product mix with higher gross margin, new configurations

[X]     Generate cash, improve the balance sheet

                                                          [WESTERN DIGITAL LOGO]

Actions Taken to Improve Profitability of HDD Business

[X]     April 1999 - Sale of media plant to Komag, Inc.

[X] October 1999 - Closure of Singapore operations and transfer of manufacturing to Malaysia.

[X] January 2000 - Exit from enterprise hard drive business, closure and sale of Rochester design center.

[X]     CY2000 - Improved areal density TTM and performance

[X] January 2001 - HQ relocated to low-cost, more productive Lake Forest facility

The HDD Machine: 24x7

-       KL Malaysia: Site for WD PC and PE HDDs

-       HDD industry pace-setter in time to volume and quality

-       LOH reduced by more than 50% over 2 years

-       Improved total supply chain management in collaboration with vendors

-       Enough capacity through 2002

In Five Quarters WD Has Earned Back
Major Desktop HDD Share


CYQ3'99 - Low Point 10% Share

                  Fujitsu          IBM          Maxtor        Quantum         Samsung       Seagate           WD
                  -------          ---          ------        -------         -------       -------           ---
Q3'99               13%             7%            19%            22%             6%            23%            10%


CYQ4'00  - Present 16% Share

           Fujitsu      IBM      Maxtor     Quantum     Samsung   Seagate      WD
           -------      ---      ------     -------     -------   -------      ---
Q2'00         9%        10%        20%        16%         8%        21%        16%


Source: IDC, TrendFOCUS

The Payoff from Focus on High-Performance Desktop:

WD Earns Top Slot in 7200 RPM Desktop HDD Shipment Revenue


"Western Digital has earned the No. 1 industry position for revenue from the 7200 RPM performance-desktop segment during CQ400... This success is largely due to the company's superior execution on its 20 GB-per-platter product family."

                                                           TrendFOCUS, Jan. 2001

Preliminary Total CYQ4 DT HDD 7200 RPM Revenue

WD                      223
IBM                     220
Maxtor                  214
Quantum                 150


-       WD first to market, volume 10 & 20 GB/Platter 7200 RPM

-       Nearly 40% of Q2 unit mix 7200 RPM

-       Alignment with PC OEMs focused on technology leadership


Source: Press releases, analyst calls, Western Digital, and TrendFOCUS estimates.

The Performance Behind WD's Desktop HDD Recovery

Sustained Leadership in Time-to-Market, Time-to-Volume , Time-to-Quality

5400 RPM
           OCT-99                   NOV-99              DEC-99              JAN-00              FEB-00              MAR-00
10         WESTERN(R)                                   Fujitsu             Samsung                                 Seagate
GB         DIGITAL                  Quantum
           MAXTOR

           AUG-00                   SEP-00              OCT-00              NOV-00              DEC-00              JAN-01

20                                  WESTERN(R)          Seagate             Fujitsu
GB         MAXTOR                   DIGITAL             IBM
                                    Quantum

           JAN-01

30         WESTERN(R)
GB         DIGITAL


7200 RPM

           JAN-00                   FEB-00              MAR-00              APR-00

10         WESTERN(R)               Maxtor              Quantum             Seagate
GB         DIGITAL                                                          Fujitsu


           SEP-00                   OCT-00              NOV-00              DEC-00

20         WESTERN(R)                                   Maxtor              IBM       Quantum & Fujitsu
           DIGITAL                                      Seagate                       not yet in volume


Source: WD, Industry Reports, TrendFOCUS

Core HDD Recovery Drives Q2 Results


-       Return to profitability by HDD business- $10.2M operating profit

-       Richer product mix, favorable supply/demand drive improved gross margin

-       Strong sequential revenue and unit growth despite component constraints

-       HDD business generating cash, improving cash position

                                Western Digital


Financial
Performance


                                  January 2001

SUMMARY OPERATING RESULTS - BY FISCAL QUARTER

                           Q1'00A       Q2'00A       Q3'00A       Q4'00A      Q1'01A      Q2'01A           Target
HDD OPERATIONS
 Market                        31,243       35,706       36,090       34,977      37,642      37,500
 Share                             10%          14%          15%          15%         14%         16%      16-18%
 Volume                         3,129        5,136        5,240        5,168       5,140       5,825
 ASP                        $     104     $    101     $     97     $     90    $     86    $     91

 Revenue                    $ 325,600     $517,300     $508,000     $464,000    $439,800    $530,600

 Gross Profit                 (38,600)      19,200       46,000       42,000      27,100      66,500
Gross Margin                    -11.9%         3.7%         9.1%         9.1%        6.2%       12.5%      10-12%

 Operating expenses            59,100       50,900       57,000       52,700      54,100      56,300
Opex %                           18.2%         9.8%        11.2%        11.4%       12.3%       10.6%      10-11%

HDD OPERATING INCOME (LOSS)   (97,700)     (31,700)     (11,000)     (10,700)    (27,000)     10,200         1-2%
                            $   (1.02)    $  (0.26)    $  (0.08)    $  (0.08)   $  (0.18)   $   0.06
ENTERPRISE                    (17,500)     (24,500)          --           --          --          --
                            $   (0.18)    $  (0.20)
NEW VENTURES, NET              (6,400)      (6,800)     (10,400)     (15,400)    (15,700)    (19,400)
                            $   (0.07)    $  (0.06)    $  (0.08)    $  (0.11)   $  (0.11)   $  (0.11)
OPERATING LOSS               (121,600)     (63,000)     (21,400)     (26,100)    (42,700)     (9,200)
                            $   (1.27)    $  (0.52)    $  (0.16)    $  (0.19)   $  (0.29)   $  (0.05)
NET LOSS                     (126,900)     (66,000)     (22,600)     (26,300)    (44,700)     (8,800)
                            $   (1.32)    $  (0.55)    $  (0.17)    $  (0.19)   $  (0.30)   $  (0.05)
EBITDA                        (96,900)     (40,200)      (3,600)     (12,600)    (29,300)      3,400

                                FORWARD LOOKING
                                  EXPECTATIONS

/ /  Hard Drive Operations

     - Outlook for March quarter remains cautious

     - Currently expect the following:

       / / Revenue of at least $500m but a slight decline from Q2 due to potential volume and pricing softness

       / / Gross margin degradation due to pricing -- a reasonable range would be 10.5% to 11.5%

       / / Operating expense expected to decline about $1.5m in Q3 from the $56m in Q2

       / / For the March and June quarters, expect breakeven to slim profitability, with positive cash flow from operations

/ /  New Venture Activities

     - For the March quarter, expect operating losses to be reduced to $16m to $17m

/ /  Consolidated Expectations

     - Consolidated loss in Q3 of $13m to $17m, or $.07 to $.10 per share

     - Cash balance for Q3 and Q4 to be maintained within our target range of $150m to $200m

     - Actual cash results within the range will depend significantly on the cash utilization of, and external financing for, our new business ventures

Q2'01 COMPETITIVE ANALYSIS


                                    QUANTUM        MAXTOR        WDC
                                   ---------      --------    --------
DESKTOP HDD OPERATIONS

Market Share ....................         16%           20%         16%
                                        -5.9%          2.7%        1.9%
Volume ..........................      6,100         7,400       5,825
                                      (2,275)          900         685
ASP .............................  $      85      $     97    $     91
                                   $       7      $      3    $      5
Revenue .........................  $ 518,000      $721,285    $530,600
                                    (138,000)       54,185      90,808
Gross Profit ....................     52,836       103,367      66,500
Gross Margin ....................       10.2%         14.3%       12.5%
                                         7.2%          4.3%        6.3%
Operating expenses* .............     77,500        93,484      56,300
Opex % ..........................       15.0%         13.0%       10.6%

OPERATING LOSS ..................    (24,664)        9,883      10,200


----------------------
o Opex allocated based on revenue for Quantum
o Red -- change from preceding quarter

WD CLOSES THE GROSS MARGIN GAP


                           FQ1'00       FQ2'00      FQ3'00       FQ4'00       FQ1'01       FQ2'01
                           ------       ------      ------       ------       ------       ------
WESTERN DIGITAL             -12%         3.7%         9.1%         8.8%        6.2%         12.5%
INDUSTRY*                    -2%         8.4%        12.7%        11.7%        6.5%         12.4%

                   * Includes WDC, Maxtor, Seagate and Quantum
                          Source: Industry reports, WDC

HDD MODEL SCENARIOS

                             Gross Margin %
            ----------------------------------------------
                  9%              12%             15%
            --------------   -------------   -------------
              P/L   EBITDA    P/L   EBITDA    P/L   EBITDA
            ------  ------   -----  ------   -----  ------
      $50   $ (5.0)  $ 7.5   $10.0   $22.5   $25.0   $37.5
Opex  $55   $(10.0)  $ 2.5   $ 5.0   $17.5   $20.0   $32.5
      $60   $(15.0)  $(2.5)  $ 0.0   $12.5   $15.0   $27.5



                                   ASSUMPTIONS


REVENUE                  $500.0
DEPRECIATION             $ 12.5

HDD MODEL SCENARIOS

                                             Gross Margin %
                 ------------------------------------------------------------
                        9%                   12%                   15%
                 ------------------------------------------------------------
                  P/L       EBITDA      P/L      EBITDA       P/L      EBITDA
                 -----      ------     -----     ------      -----     ------
        $50      $13.0      $28.0      $34.0      $49.0      $55.0      $70.0
Opex    $55      $ 8.0      $23.0      $29.0      $44.0      $50.0      $65.0
        $60      $ 3.0      $18.0      $24.0      $39.0      $45.0      $60.0

                                   ASSUMPTIONS


REVENUE             $700.0
DEPRECIATION        $ 15.0

CASH FLOW SUMMARY


                               Q2'00A                   Q3'00A              Q4'00A              Q1'01A              Q2'01A
                              --------                 --------            --------            --------            --------
BEGINNING CASH                $185,100                 $163,700            $202,100            $184,000            $166,900
Cash used for HDD operations    (1,300)                    (500)             14,400             (32,900)             21,700
Cash used for New Ventures      (6,800)                 (10,300)            (14,600)            (14,800)            (16,900)
Cash used for restructurings    (2,200)                  (8,700)            (31,000)            (18,900)            (12,200)
                              --------                 --------            --------            --------            --------
     CASH USED IN OPERATIONS   (10,300)                 (19,500)            (31,200)            (66,600)             (7,400)
CAPEX                           (7,600)                  (3,300)             (4,900)            (10,600)            (16,300)
DEBT REPAYMENTS                (30,900)                 (16,600)                 --                  --                  --
REAL PROPERTY SALES             11,000                   29,700                  --                  --                  --
INVESTMENT ACTIVITY              2,900                       --             (10,700)             15,000                  --
EQUITY DRAW DOWN                17,400                   44,300              18,000              42,100              30,600
VENTURE FUNDING                     --                       --              10,000                  --               5,000
OTHER                           (3,900)                   3,800                 700               3,000                 600
                              --------                 --------            --------            --------            --------
CHANGE IN CASH                 (21,400)                  38,400             (18,100)            (17,100)             12,500
                              --------                 --------            --------            --------            --------
ENDING CASH                   $163,700                 $202,100            $184,000            $166,900            $179,400
                              ========                 ========            ========            ========            ========

CONVERSION CYCLE                   1.6                     (3.4)               (9.7)               (8.5)               (6.2)
WORKING CAPITAL               $(11,500)                $ 10,300            $  6,300            $ 17,900            $ 33,500

SUMMARY BALANCE SHEET HIGHLIGHTS

                            JUNE '99       JUNE '00      DEC. '00
                           ----------      --------      --------
WORKING CAPITAL            $    131.4      $    6.3      $   33.5
TOTAL ASSETS               $  1,022.4      $  615.6      $  590.9
LONG TERM DEBT             $    544.1      $  225.5      $  113.2
SHAREHOLDER'S EQUITY       $   (153.8)     $ (109.8)     $   15.7

FINANCIAL RESOURCES


                         AS OF DECEMBER 29, 2000
                         -----------------------
CASH BALANCE                     $180M
LINE OF CREDIT                   $125M
EQUITY DRAW DOWN                 $200M
INVESTMENTS                    $10-15M
NEW VENTURE FINANCINGS         $20-50M
                             ---------
TOTAL                        $535-570M

THE STREET BEGINS TO TAKE NOTICE

"WE THINK WESTERN DIGITAL REMAINS WELL POSITIONED TO GAIN SOME OEM SHARE GIVEN THE PENDING MAXTOR-QUANTUM MERGER."

                                                                         PRU-SEC

"IN EXTREMELY IMPRESSIVE FASHION, WD'S PRODUCT MIX IMPROVED TO WHERE 76% OF DRIVES WERE AT THE LEADING EDGE 20 GB/PLATTER CAPACITY POINT AND NEARLY 40% WERE 7200 RPM (WE BELIEVE THE INDUSTRY'S BEST)."

                                                                     ING BARINGS

"WE BELIEVE WDC HAS MADE SIGNIFICANT STRIDES OVER THE PAST YEAR--RECOVERING TIME-TO-MARKET/TIME-TO-VOLUME EXECUTION AND OEM SHARE, STREAMLINING OPERATIONS AND IMPROVING ITS COST MODEL."

                                                                     ING BARINGS

"WDC'S POSITION RELATIVE TO ITS COMPETITION...AND ITS BALANCE SHEET HAS IMPROVED DRAMATICALLY OVER THE LAST YEAR."

                                                                   WIT SOUNDVIEW

WESTERN DIGITAL
INVESTOR PRESENTATION
JANUARY 31, 2001 - FEBRUARY 2, 2001

                                                                 MATT MASSENGILL
                                                                 PRESIDENT & CEO

                                                                      TERRY HOPP
                                                     SENIOR VICE PRESIDENT & CFO